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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-0000) pertaining to the Millennium Cell Inc. 401(k) Plan and Trust, of our report dated February 20, 2001 with respect to the financial statements of Millennium Cell Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


New York, New York                                        /S/  ERNST & YOUNG LLP
April 9, 2001